Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX
Catalyst/SMH High Income Fund Class A: HIIFX Class C: HIICX Class I: HIIIX
Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX
Catalyst/Stone Beach Income Opportunity Fund Class A: IOXAX Class C: IOXCX Class I: IOXIX
Catalyst/MAP Global Balanced Fund Class A: TRXAX Class C: TRXCX Class I: TRXIX
Catalyst/CIFC Floating Rate Income Fund (formerly, Catalyst Floating Rate Income Fund) Class A: CFRAX Class C: CFRCX Class I: CFRIX

January 31, 2019

The information in this Supplement amends certain information contained in the Prospectus for the Funds, dated November 1, 2018.

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The following information is added as the last sentence under the section of the Funds’ Prospectus entitled “HOW TO BUY SHARES – Class I Shares”:

“Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds, each dated November 1, 2018, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.